UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) February 12, 2004
                                                        -----------------


                               Intelligroup, Inc.
           -----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         New Jersey                    0-20943                   11-2880025
--------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


499 Thornall Street
Edison, New Jersey                                                   08837
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)


                                 (732) 590-1600
                    -----------------------------------------
                         (Registrant's telephone number,
                              including area code)



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

     Exhibit No.                 Description of Exhibit
     -----------                 ----------------------

        99.1                     Press release dated February 12, 2004.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On February 12, 2004, Intelligroup, Inc. (the "Company") announced its financial results for the quarter ended December 31, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit
99.1 to this Current Report on Form 8-K.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INTELLIGROUP, INC.


                                       By: /s/ Nagarjun Valluripalli
                                           -------------------------------------
                                       Name:   Nagarjun Valluripalli
                                       Title:  Chairman of the Board, President
                                               and Chief Executive Officer


Date: February 12, 2004




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